UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, 10th Floor, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2011. The net asset value (NAV) at that date was $17.86 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $15.80.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2011	Year Ended December 31, 2011
Cohen & Steers Infrastructure Fund at Market Value[a]	–7.15%	4.71%
Cohen & Steers Infrastructure Fund at Net Asset Value[a]	–5.31%	4.88%
UBS Global 50/50 Infrastructure & Utilities Index—net[b]	–5.47%	–0.39%
Blended benchmark—80% UBS Global 50/50 Infrastructure & Utilities Index—net/20% BofA Merrill Lynch Fixed Rate Preferred Index[b]	–4.62%	0.54%
S&P 500 Index[b]	–3.69%	2.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The UBS Global 50/50 Infrastructure & Utilities Index tracks the performance of global infrastructure-related securities, split evenly between utilities and infrastructure and is net of dividend withholding taxes. The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Investment Review

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Infrastructure securities' defensive characteristics were on display in 2011, with the sector outperforming the broader markets: the UBS Global 50/50 Infrastructure & Utilities Index had a net return of –0.4%, compared with –5.5% for the MSCI World Index.

The year opened amid investor optimism that the economic expansion that began in 2009 would continue—a sentiment that was soon challenged. Unrest in North Africa and the Middle East drove up oil prices, while Japan's earthquake, tsunami and nuclear crisis roiled financial markets in general and the listed infrastructure universe in particular (Japanese infrastructure companies accounted for about 16% of the UBS Global 50/50 Infrastructure and Utilities Index).

Markets weakened in the second quarter amid persistent concerns about the European debt crisis, ongoing turbulence in the Middle East and the lingering effects of the Fukushima meltdown.

Concerns about Europe dominated markets

The summer months were extremely volatile, as the European Union failed to reach an effective long-term solution to its sovereign debt crisis, growth in China slowed and U.S. economic data weakened. It wasn't until October that global equity markets managed to rally, once European officials agreed to leverage the European Financial Stability Fund to roughly €1 trillion and persuaded Greece's private bondholders to accept a 50% write-down. In the United States, fears of a recession eased on better economic news.

The rally faltered when worries about Europe resurfaced. As it related to infrastructure, austerity needs amplified what was already the sector's biggest risk—regulatory and political intervention. Broader sentiment improved when major central banks announced a coordinated effort to lower swap rates, providing much-needed liquidity to European banks. That, together with encouraging U.S. economic data and news that China cut its reserve requirement ratio, lifted markets.

Corporate restructuring increased

Following 2010, which was a year of growth and recovery, companies turned to mergers and acquisitions to help sustain growth. Gas pipeline companies (which had a total return of +42.1%c), the top-performing subsector, had a particularly busy year. In February, the Williams Companies announced it would spin off its exploration & production division and concentrate on its midstream and pipeline

c  Sector returns as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

businesses. In the second quarter, El Paso Corp. announced it would do the same, but subsequently accepted an attractive takeover bid from Kinder Morgan. Several suitors bid for pipeline operator Southern Union; and Enbridge advanced on news that it bought a 50% stake in the Seaway crude oil pipeline.

Defensive sectors led the way in a volatile year

Electric utilities (regulated +18.4%, integrated –13.5%) initially faced headwinds created by the Fukushima disaster and often-related political and regulatory risks (highlighted by Germany's decision to suspend operations at seven older nuclear plants with a goal of phasing out all nuclear-generated power by 2022). But by summer they had regained momentum—particularly regulated utilities, as investors valued their stable cash flows given increasing market volatility and low U.S. government bond yields.

Fourth-quarter weakness in European utilities (many of which are domiciled in the troubled peripheral countries) was offset by gains from large cap U.S. companies, with the exception of PG&E, which fell on news of further investigation into its liability regarding the 2010 San Bruno gas pipeline explosion.

In the communications sector (+5.1%), tower companies benefited from the strong outlook for wireless services and cash flows that were less vulnerable to economic slowdowns. The railways sector of the index (–1.2%), which consists entirely of Japanese companies, modestly declined but mounted a faster-than-expected recovery in passenger volumes following the Fukushima disaster.

Trade-related sectors faced stiff headwinds

Airports (–1.6%), marine ports (+0.5%) and toll roads (–0.7%) were hurt by the slowing global economy. Toll road operators faced additional obstacles; many are located in southern Europe, while others have modest exposure to cyclical construction businesses. And Chinese toll road operators tumbled on news that the government might lower tolls as a way to contain inflation. Water services companies (–26.2%), a small component of the index, declined on company-specific news, a slowdown in the cyclical waste business and shrinking margins in the municipal water business.

Preferred securities also advanced

Preferred securities had a positive total return for the year despite the concerns brought by fiscal strains in Europe and signs of a slowing global economy. The group's above-average income, compared with stocks and most fixed income classes, continued to attract yield-seeking investors amid low and declining interest rates. The income rate of generally 7% or so paid by preferreds also contributed directly to performance, as even securities that fell somewhat in price had positive total returns.

Fund performance

The Fund had a positive total return for the year based on NAV and market price and outperformed its benchmark. Factors that contributed to NAV performance included our underweights in electric utilities and toll roads and our overweight in pipelines. Stock selection in satellite companies, water

COHEN & STEERS INFRASTRUCTURE FUND, INC.

companies and marine ports was also beneficial. On a stock-specific basis, our positions in the Williams Companies and Enbridge were positive; both rose sharply amid strong fundamentals and corporate transactions. We were underweight a France-based toll-road operator that underperformed given European sovereign risk and regional economic weakness.

Stock selection in railways companies and pipelines detracted from relative performance, as did our overweight in water companies. We were underweight a Spanish infrastructure group that advanced when a private equity firm bought a stake. We were also underweight one of the pipeline companies that rose on a takeover offer. The Fund's allocation to preferred securities and corporate bonds had a positive return , but slightly detracted from performance against the blended benchmark.

The Fund used options to a limited degree during the period; this did not have a material effect on the Fund's performance.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), boosted the Fund's performance for the year to date compared with its benchmarks, which are not leveraged.

Investment Outlook

We are entering 2012 with a positive outlook for infrastructure securities based on better-than-expected U.S. economic data and credit conditions in Europe that show some signs of stabilizing. Even so, we recognize that it will take time for the global economy to achieve sustained growth. We will continue to monitor global monetary policies, having already seen the beginning of the next easing cycle.

Despite the fact that the sector still carries meaningful political and regulatory risk, we believe infrastructure companies should perform well in 2012. As one of the most defensive asset classes in an uncertain, low-interest-rate environment, regulated utilities should outperform if market volatility and economic uncertainty persist. Tower companies are also well positioned for a strong year; wireless data demand is growing and in response, wireless carriers continue to spend significant capital to upgrade their networks. Satellite companies have been among the best performers in the European infrastructure space, given their stable, contracted cash flows and the growing demand for higher bandwidth satellite services.

We plan to maintain our overweight in defensive subsectors and underweight in the more economically sensitive toll roads, airports and marine ports subsectors. Regionally, we are cautious toward Europe, but have modestly narrowed our underweight in the region based on improving valuations.

With regard to preferred securities, we note that bond yields are at or near historic lows, and that the Federal Reserve is likely to hold interest rates steady until 2013. In such an environment, the income offered by preferreds (7—8% or more) will be hard to come by, likely resulting in good investor demand in the year ahead. At the same time, the high income these securities produce is also likely to continue to factor meaningfully into their total return and dampen returns volatility.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

  BEN MORTON

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2011, leverage represented 34%a of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of December 31, 2011, we have fixed the rate on 76% of our borrowings at an average interest rate of 3.0% for an average remaining period of 2.3 years (when we first entered into the swaps, the average term was 5.2 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb

Leverage (as a % of managed assets)[a]	34%
% Fixed Rate	76%
% Variable Rate	24%
Weighted Average Rate on Swaps	3.0%
Weighted Average Term on Swaps	2.3 years
Current Rate on Debt[c]	1.3%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  The decrease in asset coverage below 300% was caused by a decrease in market value of the Fund's portfolio securities and is not deemed to be a violation of Section 18(a)(1) of the 1940 Act.

b  Data as of December 31, 2011. Information is subject to change.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

DECEMBER 31, 2011

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
American Tower Corp.	$120,416,066	5.2%
Transurban Group	97,180,191	4.2
East Japan Railway Co.	67,181,629	2.9
Crown Castle International Corp.	64,462,720	2.8
MarkWest Energy Partners LP	63,095,622	2.7
Vinci SA	60,730,449	2.6
Southern Co.	56,289,057	2.4
SES SA	55,218,711	2.4
GDF Suez	54,120,916	2.3
Enbridge	50,969,524	2.2

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are common stock. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2011

		Number of Shares	Value
COMMON STOCK	116.4%
AUSTRALIA	10.0%
AIRPORTS	2.0%
Sydney Airport		11,214,268	$30,510,084
INTEGRATED ELECTRIC	0.9%
AGL Energy Ltd.		411,849	6,036,359
Origin Energy Ltd.[a]		533,494	7,279,075
			13,315,434
REGULATED ELECTRIC	0.7%
Spark Infrastructure Group, 144Ab		7,839,337	11,024,854
TOLL ROADS	6.4%
Macquarie Atlas Roads Group[c]		967,840	1,336,374
Transurban Group[a]		16,906,379	97,180,191
			98,516,565
TOTAL AUSTRALIA			153,366,937
BRAZIL	2.6%
TOLL ROADS	2.0%
CCR SAa		4,838,708	31,700,315
WATER	0.6%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR (USD)[c]		157,500	8,764,875
TOTAL BRAZIL			40,465,190
CANADA	6.7%
GAS PIPELINES	6.4%
Enbridge[a,d]		1,363,224	50,969,524
TransCanada Corp.[a]		1,082,900	47,334,024
			98,303,548
MARINE PORTS	0.3%
Westshore Terminals Investment Corp.		207,292	4,655,549
TOTAL CANADA			102,959,097
FRANCE	10.2%
INTEGRATED ELECTRIC	3.5%
GDF Suez[a]		1,979,944	54,120,916

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
SATELLITES	1.6%
Eutelsat Communications[a]		649,500	$25,344,562
TOLL ROADS	4.0%
Vinci SAa		1,389,907	60,730,449
WATER	1.1%
Suez Environnement SAa		1,005,300	11,581,180
Veolia Environnement		511,400	5,605,459
			17,186,639
TOTAL FRANCE			157,382,566
GERMANY	4.4%
AIRPORTS	1.4%
Fraport AG		428,800	21,089,034
INTEGRATED ELECTRIC	3.0%
E.ON AGa		2,146,700	46,315,384
TOTAL GERMANY			67,404,418
HONG KONG	3.3%
REGULATED ELECTRIC
CLP Holdings Ltd.[a]		2,517,500	21,425,946
Power Assets Holdings Ltd.[a]		4,044,800	29,919,625
			51,345,571
ITALY	6.6%
GAS DISTRIBUTION	1.3%
Snam Rete Gas S.p.A.[a]		4,528,900	19,964,374
INTEGRATED ELECTRIC	0.9%
Enel S.p.A.[a]		3,501,560	14,248,279
REGULATED ELECTRIC	2.1%
Terna Rete Elettrica Nazionale S.p.A.[a]		9,392,800	31,655,878
TOLL ROADS	2.3%
Atlantia S.p.A.[a,d]		2,190,943	35,076,730
TOTAL ITALY			100,945,261
JAPAN	4.7%
INTEGRATED ELECTRIC	0.3%
Kansai Electric Power Co.		309,700	4,751,926

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
RAILS	4.4%
East Japan Railway Co.[a]		1,055,300	$67,181,629
TOTAL JAPAN			71,933,555
LUXEMBOURG	3.6%
SATELLITES
SES SAa		2,300,600	55,218,711
NETHERLANDS	1.4%
MARINE PORTS
Koninklijke Vopak NVa		400,940	21,184,777
NEW ZEALAND	0.7%
AIRPORTS
Auckland International Airport Ltd.[a]		5,293,013	10,382,601
SPAIN	2.3%
INTEGRATED ELECTRIC	0.6%
Iberdrola SA		1,360,200	8,518,767
TOLL ROADS	1.7%
Abertis Infraestructuras SAa		1,656,756	26,460,133
TOTAL SPAIN			34,978,900
UNITED KINGDOM	5.1%
INTEGRATED ELECTRIC	0.6%
SSE PLC		436,300	8,747,479
REGULATED ELECTRIC	2.8%
National Grid PLC[a]		4,517,869	43,851,566
WATER	1.7%
United Utilities Group PLC[a]		2,716,423	25,564,746
TOTAL UNITED KINGDOM			78,163,791
UNITED STATES	54.8%
ENERGY INFRASTRUCTURE MASTER LIMITED PARTNERSHIPS	13.1%
Buckeye Partners LPa,e		211,440	13,527,931
Enbridge Energy Partners LPa,e		264,636	8,783,269
Enterprise Products Partners LPa,e		834,100	38,685,558
Golar LNG Partners LP (Marshall Islands)		363,176	11,131,344
Kinder Morgan Energy Partners LPa,e		330,692	28,092,286
MarkWest Energy Partners LPa,e		1,145,943	63,095,622
Oiltanking Partners LPa		392,275	10,952,318

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
Rentech Nitrogen Partners LPa,c		549,460	$8,983,671
Rose Rock Midstream LPc		259,700	5,344,626
Tesoro Logistics LPa		359,368	11,823,207
			200,419,832
GAS DISTRIBUTION	1.4%
Sempra Energy[a,e]		400,500	22,027,500
GAS PIPELINES	3.6%
Questar Corp.[a,e]		855,885	16,997,876
Williams Cos. (The)[a,e]		1,182,691	39,052,457
			56,050,333
INTEGRATED ELECTRIC	10.3%
Edison International[a,e]		461,000	19,085,400
Exelon Corp.[a,e]		833,434	36,146,032
FirstEnergy Corp.[a,e]		416,200	18,437,660
NextEra Energy[a,e]		581,700	35,413,896
PPL Corp.[a,e]		1,097,728	32,295,158
Public Service Enterprise Group[a,e]		487,000	16,075,870
			157,454,016
REGULATED ELECTRIC	11.2%
American Electric Power Co.[a,e]		913,400	37,732,554
CenterPoint Energy[a,e]		916,846	18,419,436
PG&E Corp.[a,e]		781,607	32,217,841
Southern Co.[a,e]		1,216,009	56,289,057
Wisconsin Energy Corp.[a,e]		341,339	11,933,211
Xcel Energy[a]		530,100	14,651,964
			171,244,063
TELECOMMUNICATIONS	2.1%
AT&Ta,e		542,100	16,393,104
Verizon Communications[a,e]		406,300	16,300,756
			32,693,860
TOWERS	12.0%
American Tower Corp.[a,e]		2,006,600	120,416,066
Crown Castle International Corp.[a,c,e]		1,438,900	64,462,720
			184,878,786

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
WATER	1.1%
American Water Works Co.[a,e]		529,440	$16,867,958
TOTAL UNITED STATES			841,636,348
TOTAL COMMON STOCK (Identified cost—$1,633,904,006)			1,787,367,723
PREFERRED SECURITIES—$25 PAR VALUE	14.1%
BERMUDA	1.2%
INSURANCE—REINSURANCE
Arch Capital Group Ltd., 8.00%, Series Aa		193,000	4,915,710
Aspen Insurance Holdings Ltd., 7.401%, Series Aa		72,256	1,784,723
Axis Capital Holdings Ltd., 7.50%, Series B ($100 Par Value)[a,e]		40,000	3,850,000
Endurance Specialty Holdings Ltd., 7.50%, Series B		118,000	3,007,820
Montpelier Re Holdings Ltd., 8.875%		180,000	4,905,000
			18,463,253
GERMANY	0.4%
INSURANCE—MULTI-LINE
Allianz SE, 8.375%[a]		260,795	6,674,735
NETHERLANDS	1.2%
INSURANCE
LIFE/HEALTH INSURANCE	0.5%
Aegon NV, 6.50%[a]		224,932	4,453,654
Aegon NV, 6.875%		180,000	3,765,600
			8,219,254
MULTI-LINE	0.7%
ING Groep N.V., 7.05%[a]		86,012	1,557,677
ING Groep N.V., 7.375%[a]		500,314	9,220,787
			10,778,464
TOTAL NETHERLANDS			18,997,718
UNITED KINGDOM	0.6%
BANK
National Westminster Bank PLC, 7.76%, Series Ca		504,318	8,457,413

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
UNITED STATES	10.7%
BANK	3.0%
Ally Financial, 7.25%, due 2/7/33[a]		139,261	$2,836,746
Ally Financial, 7.30%, due 3/9/31, (PINES)[a,e]		137,582	2,846,572
Ally Financial, 7.35%, due 8/8/32		173,716	3,569,864
Citigroup Capital VII, 7.125%, due 7/31/31, (TruPS)[a]		450,000	10,890,000
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)[a]		249,797	5,830,262
CoBank ACB, 7.00%, 144A ($50 Par Value)[b,f]		100,000	4,568,750
Deutsche Bank Contingent Capital Trust III, 7.60%[a,e]		329,500	7,127,085
First Niagara Financial Group, 8.625%, Series B		100,000	2,565,000
Wachovia Corp., 7.25%, Series A		100,000	2,582,000
Zions Bancorp, 9.50%, due 12/29/49, Series C		100,000	2,525,000
			45,341,279
ELECTRIC—INTEGRATED	1.1%
DTE Energy Co., 6.50%, due 12/1/61[a]		244,800	6,575,328
NextEra Energy, 8.375%, due 6/1/12, ($50 Par Value)[a]		100,000	5,061,000
Southern California Edison Co., Series D ($100 Par Value)		50,000	5,275,000
			16,911,328
FINANCE—MORTGAGE LOAN/BROKER	0.7%
Countrywide Capital IV, 6.75%, due 4/1/33[a]		401,344	7,970,692
Countrywide Capital V, 7.00%, due 11/1/36[a]		160,000	3,244,800
			11,215,492
INTEGRATED TELECOMMUNICATIONS SERVICES	1.9%
Qwest Corp., 7.375%, due 6/1/51[a]		500,000	13,270,000
Qwest Corp., 7.50%, due 9/15/51		137,500	3,630,000
Telephone & Data Systems, 6.875%, due 11/15/59[a,e]		189,725	5,054,274
United States Cellular Corp., 6.95%, due 5/15/60[a]		240,000	6,388,800
			28,343,074
REAL ESTATE	2.9%
DIVERSIFIED	0.4%
Forest City Enterprises, 7.375%, due 2/1/34, Class Aa		259,975	5,885,834

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
HEALTH CARE	0.3%
Health Care REIT, 7.625%, Series Fa		210,000	$5,407,500
OFFICE	0.7%
SL Green Realty Corp., 7.625%, Series Ca		337,218	8,400,100
SL Green Realty Corp., 7.875%, Series Da		111,983	2,841,009
			11,241,109
RESIDENTIAL—APARTMENT	0.7%
Alexandria Real Estate Equities, 8.375%, Series Ca		253,283	6,706,934
Apartment Investment & Management Co., 8.00%, Series Ta		138,400	3,500,136
			10,207,070
SHOPPING CENTER	0.8%
COMMUNITY CENTER	0.4%
DDR Corp., 7.50%, Series Ia		233,439	5,719,256
REGIONAL MALL	0.4%
CBL & Associates Properties, 7.75%, Series Ca		236,641	5,889,994
TOTAL SHOPPING CENTER			11,609,250
TOTAL REAL ESTATE			44,350,763
TRANSPORT—MARINE	1.1%
Seaspan Corp., 9.50%, due 1/29/49, Series C		630,000	17,199,000
TOTAL UNITED STATES			163,360,936
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$213,061,832)			215,954,055
PREFERRED SECURITIES—CAPITAL SECURITIES	16.4%
AUSTRALIA	0.7%
OIL & GAS EXPLORATION & PRODUCTION
Origin Energy Finance Ltd., 7.875%, due 6/16/71, (EUR)[g]		9,000,000	10,599,911
BERMUDA	0.4%
INSURANCE—REINSURANCE
Catlin Insurance Co., 7.249%, due 12/31/49, 144Aa,b		8,000,000	6,860,000
NETHERLANDS	0.4%
BANK
Rabobank Nederland, 11.00%, due 6/29/49, 144Ab		5,120,000	6,016,599

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
UNITED KINGDOM	3.7%
BANK	2.9%
Abbey National Capital Trust I, 8.963%, due 12/29/49[a]		8,904,000	$8,102,640
Barclays Bank PLC, 6.278%, due 12/31/49[a]		10,940,000	7,552,024
Claudius Ltd., 7.875%, due 12/12/49		5,500,000	5,429,600
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Aa,b,e		9,750,000	12,090,000
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144Ab		9,290,000	6,781,700
Santander UK PLC, 7.95%, due 10/26/29[a,e]		5,500,000	4,653,864
			44,609,828
FINANCE—INVESTMENT ADVISORY SERVICES	0.2%
Old Mutual PLC, 8.00%, due 6/3/21, (GBP)		2,500,000	3,717,505
INSURANCE	0.6%
LIFE/HEALTH INSURANCE	0.3%
Prudential PLC, 7.750%, due 6/23/16		5,000,000	4,852,500
MULTI-LINE	0.3%
Old Mutual Capital Funding PLC, 8.00%, due 5/29/49[d]		4,000,000	3,834,000
TOTAL INSURANCE			8,686,500
TOTAL UNITED KINGDOM			57,013,833
UNITED STATES	11.2%
BANK	3.2%
Astoria Capital Trust I, 9.75%, due 11/1/29, Series Bf		2,400,000	2,499,014
Citigroup Capital III, 7.625%, due 12/1/36[a]		5,000,000	4,891,970
Farm Credit Bank of Texas, 10.00%, due 12/15/20, ($1,000 Par Value) Series Ia,e		7,000	8,194,375
JP Morgan Chase & Co., 7.90%, due 4/29/49, Series I (FRN)[a]		8,070,000	8,621,036
PNC Financial Services Group, 6.75%, due 7/29/49, (FRN)[a,e]		11,000,000	10,796,247
Sovereign Capital Trust VI, 7.908%, due 6/13/36[a]		2,515,000	2,370,388
Wells Fargo & Co., 7.98%, due 3/29/49, Series K (FRN)[a]		10,250,000	11,031,562
			48,404,592

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
FINANCE—CREDIT CARD	0.2%
Capital One Capital III, 7.686%, due 8/1/66		1,250,000	$1,251,563
Capital One Capital VI, 8.875%, due 5/15/40		2,000,000	2,085,782
			3,337,345
FOOD	0.4%
Dairy Farmers of America, 7.875%, 144Ab,f		60,000	5,655,000
INSURANCE	2.7%
LIFE/HEALTH INSURANCE	0.2%
Lincoln National Corp., 7.00%, due 5/17/66[a]		4,500,000	4,106,250
MULTI-LINE	1.2%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,b		7,900,000	8,235,750
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,b,e		8,500,000	9,753,750
			17,989,500
PROPERTY CASUALTY	1.3%
ACE Capital Trust II, 9.70%, due 4/1/30[a]		7,070,000	9,413,811
Liberty Mutual Group, 7.80%, due 3/7/37, 144Aa,b		6,250,000	5,625,000
Liberty Mutual Group, 10.75%, due 6/15/58, 144Aa,b		4,000,000	5,060,000
			20,098,811
TOTAL INSURANCE			42,194,561
INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ab		16,889	19,137,348
PIPELINES	2.1%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[a]		15,000,000	15,867,225
Enterprise Products Operating LP, 8.375%, due 8/1/66[a]		14,930,000	15,990,269
			31,857,494

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
UTILITIES—MULTI UTILITIES	1.4%
Dominion Resources, 7.50%, due 6/30/66, Series Aa		10,479,000	$11,013,387
PPL Capital Funding, 6.70%, due 3/30/67, Series Aa		10,282,000	10,040,980
			21,054,367
TOTAL UNITED STATES			171,640,707
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$244,252,286)			252,131,050
		Principal Amount
CORPORATE BONDS	2.3%
NETHERLANDS	0.3%
BANK
Rabobank Nederland, 8.40%, due 12/31/49		$4,000,000	3,975,220
UNITED STATES	2.0%
INSURANCE—PROPERTY CASUALTY	0.4%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa,b		6,850,000	6,494,012
INTEGRATED TELECOMMUNICATIONS SERVICES	1.6%
Citizens Communications Co., 9.00%, due 8/15/31[a]		17,450,000	16,010,375
Embarq Corp., 7.995%, due 6/1/36[a]		8,076,000	8,391,077
			24,401,452
TOTAL UNITED STATES			30,895,464
TOTAL CORPORATE BONDS (Identified cost—$36,460,068)			34,870,684

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
SHORT-TERM INVESTMENTS	4.0%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[h]		30,801,299	$30,801,299
Federated Government Obligations Fund, 0.01%[h]		30,801,137	30,801,137
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$61,602,436)			61,602,436
TOTAL INVESTMENTS (Identified cost—$2,189,280,628)	153.2%		2,351,925,948
LIABILITIES IN EXCESS OF OTHER ASSETS	(53.2)		(816,754,950)
NET ASSETS (Equivalent to $17.86 per share based on 85,968,253 shares of common stock outstanding)	100.0%		$1,535,170,998

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

EUR  Euro Currency

FRN  Floating Rate Note

GBP  Great British Pound

PINES  Public Income Notes

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

USD  United States Dollar

a  A portion or all of the security is pledged in connection with the revolving credit agreement: $1,686,277,780 has been pledged as collateral.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 7.0% of net assets of the Fund, of which 0.7% are illiquid.

c  Non-income producing security.

d  A portion of the security is segregated as collateral for interest rate swap transactions: $22,370,472 has been segregated as collateral.

e  A portion of the security has been rehypothecated in connection with the Fund's revolving credit agreement in the aggregate amount of $741,750,038.

f  Illiquid security. Aggregate holdings equal 0.8% of net assets of the Fund.

g  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.7% of the net assets of the Fund.

h  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Sector Summary	% of Managed Assets
Regulated Electric (Common)	13.2%
Integrated Electric (Common)	13.2
Toll Roads (Common)	10.8
Energy Infrastructure Master Limited Partnerships (Common)	8.6
Towers (Common)	7.9
Gas Pipelines (Common)	6.6
Bank (Preferred)	6.5
Insurance (Preferred)	4.4
Satellites (Common)	3.5
Water (Common)	2.9
Rails (Common)	2.9
Airports (Common)	2.7
Integrated Telecommunication Services (Preferred)	2.0
Other	1.9
Real Estate (Preferred)	1.9
Gas Distribution (Common)	1.8
Telecommunications (Common)	1.4
Pipelines (Preferred)	1.4
Marine Ports (Common)	1.1
Integrated Telecommunication Services (Corporate Bonds)	1.0
Utilities (Preferred)	0.9
Finance (Preferred)	0.8
Transport (Preferred)	0.7
Integrated Electric (Preferred)	0.7
Oil & Gas Exploration & Production (Preferred)	0.5
Insurance (Corporate Bonds)	0.3
Food (Preferred)	0.2
Bank (Corporate Bonds)	0.2
100.0%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Interest rate swaps outstanding at December 31, 2011 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (resets monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products AGb	$35,000,000	3.510%	0.291%	December 22, 2012	$(1,087,471)
Merrill Lynch Derivative Products AGb	$70,000,000	3.600%	0.294%	January 29, 2014	(4,482,192)
Royal Bank of Canada	$35,000,000	3.525%	0.285%	October 17, 2012	(905,086)
Royal Bank of Canada	$40,000,000	3.498%	0.291%	November 22, 2012	(1,133,262)
Royal Bank of Canada	$72,000,000	3.615%	0.294%	March 29, 2014	(4,957,809)
Royal Bank of Canada	$40,000,000	3.634%	0.296%	March 31, 2014	(2,768,700)
Royal Bank of Canada	$100,000,000	1.865%	0.277%	June 13, 2015	(3,871,699)
Royal Bank of Canada	$120,000,000	2.474%	0.276%	February 10, 2016	(7,906,143)
UBS AG	$35,000,000	2.905%	0.294%	May 25, 2012	(365,506)
UBS AG	$60,000,000	3.639%	0.285%	April 17, 2013	(2,530,581)
					$(30,008,449)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2011.

b  Cash in the amount of $5,728,000 has been pledged as collateral.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments in securities, at value (Identified cost—$2,189,280,628)	$2,351,925,948
Cash (includes $5,728,000 pledged as collateral for open swap positions)	6,201,846
Receivable for:
Dividends and interest	11,687,726
Investment securities sold	1,347,990
Other assets	42,179
Total Assets	2,371,205,689
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	30,008,449
Payable for:
Revolving credit agreement	800,000,000
Dividends declared on common shares	3,501,629
Investment management fees	1,576,379
Investment securities purchased	196,718
Interest expense	89,687
Administration fees	81,875
Directors' fees	76
Other liabilities	579,878
Total Liabilities	836,034,691
NET ASSETS	$1,535,170,998
NET ASSETS consist of:
Paid-in capital	$1,560,846,260
Accumulated undistributed net investment income	8,786,800
Accumulated net realized loss	(167,046,882)
Net unrealized appreciation	132,584,820
$1,535,170,998
NET ASSET VALUE PER COMMON SHARE:
($1,535,170,998 ÷ 85,968,253 shares outstanding)	$17.86
MARKET PRICE PER COMMON SHARE	$15.80
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(11.53)%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividend income (net of $6,382,101 of foreign withholding tax)	$97,412,982
Interest income (net of $3,847 of foreign withholding tax)	20,168,151
Rehypothecation income	408,140
Total Income	117,989,273
Expenses:
Investment management fees	20,697,995
Interest expense	10,816,462
Administration fees	1,402,680
Custodian fees and expenses	1,227,592
Reports to shareholders	201,589
Directors' fees and expenses	138,813
Line of credit fees	123,180
Professional fees	119,711
Transfer agent fees and expenses	23,032
Registration and filing fees	11,416
Miscellaneous	249,744
Total Expenses	35,012,214
Reduction of Expenses (See Note 2)	(1,523,093)
Net Expenses	33,489,121
Net Investment Income	84,500,152
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	29,341,875
Options	457,613
Foreign currency transactions	(136,238)
Interest rate swap transactions	(16,747,325)
Net realized gain	12,915,925
Net change in unrealized appreciation (depreciation) on:
Investments	(26,083,846)
Foreign currency translations	(87,770)
Interest rate swap transactions	(5,370,820)
Net change in unrealized appreciation (depreciation)	(31,542,436)
Net realized and unrealized loss	(18,626,511)
Net Increase in Net Assets Resulting from Operations	$65,873,641

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$84,500,152	$86,311,113
Net realized gain	12,915,925	19,951,571
Net change in unrealized appreciation (depreciation)	(31,542,436)	81,064,622
Net increase in net assets resulting from operations	65,873,641	187,327,306
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(87,510,252)	(86,311,143)
Net realized gain	—	(6,756,319)
Tax return of capital	(36,284,032)	—
Total dividends and distributions to common shareholders	(123,794,284)	(93,067,462)
Capital Stock Transactions:
Increase in net assets from common share transactions	—	745,343,144
Total increase (decrease) in net assets applicable to common shares	(57,920,643)	839,602,988
Net Assets Applicable to Common Shares:
Beginning of year	1,593,091,641	753,488,653
End of year[a]	$1,535,170,998	$1,593,091,641

a  Includes accumulated undistributed net investment income of $8,786,800 and $18,052,740, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2011

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$65,873,641
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(998,000,251)
Net purchases, sales and maturities of short-term investments	(32,548,357)
Net amortization/accretion of premium (discount)	203,570
Proceeds from sales and maturities of long-term investments	1,118,548,104
Net increase in dividends and interest receivable and other assets	(193,439)
Net decrease in interest expense payable, accrued expenses and other liabilities	(32,689)
Net change in unrealized appreciation on investments	26,083,846
Net change in unrealized depreciation on interest rate swaps	5,370,820
Net realized gain on investments	(29,341,875)
Cash provided by operating activities	155,963,370
Cash Flows from Financing Activities:
Distributions paid on common shares	(124,797,811)
Decrease in revolving credit agreement	(33,000,000)
Cash used for financing activities	(157,797,811)
Decrease in cash	(1,834,441)
Cash at beginning of year (including cash pledged as collateral of $7,209,000)	8,036,287
Cash at end of year (including cash pledged as collateral of $5,728,000)	$6,201,846

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value per common share, beginning of year	$18.53	$17.39	$13.21	$29.56	$28.45
Income from investment operations:
Net investment income	0.91	1.18	0.89	1.48	1.61
Net realized and unrealized gain (loss)	(0.14)	1.14	4.31	(14.94)	3.35
Total income (loss) from investment operations	0.77	2.32	5.20	(13.46)	4.96
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	(0.05)	(0.53)	(0.40)
Net realized gain	—	—	(0.01)	—	(0.39)
Total dividends and distributions to preferred shareholders	—	—	(0.06)	(0.53)	(0.79)
Total from investment operations applicable to common shares	0.77	2.32	5.14	(13.99)	4.17
Less: Preferred share offering cost adjustment	—	—	—	(0.00)[a]	—
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	(0.02)
Total offering costs	—	—	—	(0.00)	(0.02)
Anti-dilutive effect from the purchase of common shares	—	0.02	—	—	—
Less dividends and distributions to common shareholders from:
Net investment income	(1.02)	(1.11)	(0.82)	(0.82)	(1.20)
Net realized gain	—	(0.09)	(0.10)	—	(1.12)
Tax return of capital	(0.42)	—	(0.04)	(1.54)	(0.72)
Total dividends and distributions to common shareholders	(1.44)	(1.20)	(0.96)	(2.36)	(3.04)
Net increase (decrease) in net asset value per common share	(0.67)	1.14	4.18	(16.35)	1.11
Net asset value, per common share, end of year	$17.86	$18.53	$17.39	$13.21	$29.56
Market value, per common share, end of year	$15.80	$16.42	$15.95	$10.30	$27.50
Total net asset value return[b]	4.88%	15.07%	42.04%	–49.17%	15.93%
Total market value return[b]	4.71%	11.18%	67.09%	–57.40%	25.34%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2011	2010	2009	2008	2007
Net assets applicable to common shares, end of year (in millions)	$1,535.2	$1,593.1	$753.5	$572.3	$1,280.7
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[c]	2.18%	2.36%	2.75%	2.00%	1.54%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[c]	2.09%	2.19%	2.48%	1.68%	1.24%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[c]	1.41%	1.44%	1.92%	1.62%	—
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[c]	5.18%	6.25%	7.61%	6.31%	4.67%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[c]	5.27%	6.42%	7.89%	6.64%	4.97%
Ratio of expenses to average daily managed assets (before expense reduction)[c,d]	1.44%	1.51%	1.64%	1.24%	1.04%
Ratio of expenses to average daily managed assets (net of expense reduction)[c,d]	1.38%	1.40%	1.48%	1.04%	0.84%
Portfolio turnover rate	40%	48%	113%	29%	23%
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	—	—	—	$292,000	$652,000
Total shares outstanding (in 000's)	—	—	—	12	26
Asset coverage ratio for revolving credit agreement	292%[e]	291%[e]	273%[e]	981%	—
Asset coverage per $1,000 for revolving credit agreement	$2,919	$2,912	$2,728	$9,806	—
Asset coverage ratio for auction market preferred shares	—	—	—	247%[f]	296%
Asset coverage per share for auction market preferred shares[f]	—	—	—	$61,750	$74,108
Liquidation preference per share	—	—	—	$25,000	$25,000
Average market value per share[g]	—	—	—	$25,000	$25,000

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

a  Amount is less than $0.005.

b  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

d  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

e  For the period June 1, 2009 through October 7, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage. The decrease in asset coverage below 300% as of December 31, 2011 and December 31, 2010 was caused by a decrease in market value and is not deemed to be a violation of Section 18(a)(1) of the 1940 Act.

f  Includes the effect of the outstanding borrowings from the revolving credit agreement.

g  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified closed-end management investment company. The Fund's investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the investment manager), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value,

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$1,787,367,723	$1,787,367,723	$—	$—
Preferred Securities—$25 Par Value—Bermuda	18,463,253	14,613,253	3,850,000	—
Preferred Securities—$25 Par Value—Germany	6,674,735	—	6,674,735	—

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value—United States	$163,360,936	$158,792,186	$—	$4,568,750
Preferred Securities—$25 Par Value—Other Countries	27,455,131	27,455,131	—	—
Preferred Securities— Capital Securities— Australia	10,599,911	—	—	10,599,911
Preferred Securities— Capital Securities— United States	171,640,707	—	165,985,707	5,655,000
Preferred Securities— Capital Securities— Other Countries	69,890,432	—	69,890,432	—
Corporate Bonds	34,870,684	—	34,870,684	—
Money Market Funds	61,602,436	—	61,602,436	—
Total Investments	$2,351,925,948	$1,988,228,293	$342,873,994	$20,823,661
Other Financial Instruments*	$(30,008,449)	$—	$(30,008,449)	$—

*  Other financial instruments are interest rate swap contracts.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Common Stock— United States	Preferred Securities—$25 Par Value— United States	Preferred Securities— Capital Securities— United States	Preferred Securities— Capital Securities— Australia
Balance as of December 31, 2010	$7,921,000	$2,566,000	$—	$5,355,000	$—
Amortization	16	—	—	—	16
Realized loss	(73,576)	(73,576)	—	—	—
Change in unrealized appreciation (depreciation)	(2,322,418)	—	(167,325)	300,000	(2,455,093)
Purchases	17,791,063	—	4,736,075	—	13,054,988
Sales	(2,492,424)	(2,492,424)	—	—	—
Balance as of December 31, 2011	$20,823,661	$—	$4,568,750	$5,655,000	$10,599,911

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2011 which were valued using significant unobservable inputs (Level 3) amounted to ($2,322,418).

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 United States preferred securities have been deemed illiquid and valued by a pricing service which has utilized independent broker quotes. The Level 3 Australian preferred security was fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund writes covered call options on securities and may write put or call options on an index and put options on a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the call premium is added to the proceeds of the security sold to determine its gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap and Derivatives Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's swap transactions. During 2008, the Fund notified Merrill Lynch Derivative Products AG ("MLDP") and UBS AG ("UBS") that it breached certain terms and conditions of its ISDAs. During 2009, the Fund notified UBS of additional breaches. On November 21, 2008, UBS granted a conditional waiver to the Fund stating that UBS did not intend to presently exercise its rights under the ISDA. MLDP has required that the Fund post collateral in the form of cash or U.S. Treasury securities. The collateral amount is determined by the approximate unrealized depreciation of a particular swap transaction on each valuation date. As of December 31, 2011, this amount was $5,728,000 and was pledged in cash by the Fund to MLDP. At December 31, 2011, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP and UBS. However, MLDP and UBS reserve any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; requiring posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2011, a portion of the dividends have been reclassified to return of capital.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the amount of any borrowings used for leverage outstanding.

The investment manager has contractually agreed to waive its investment management fee as follows:

For the Period	Percentage of Average Daily Managed Asset Value
1/01/11—3/31/11	0.10%
4/01/11—3/31/12	0.05%

During the year ended December 31, 2011, the investment manager waived its fee at the annual rate of 0.063%. Effective April 1, 2012, no waiver will be in effect.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily managed assets up to $1 billion, 0.04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the Fund's average daily managed assets in excess of $1.5 billion. For the year ended December 31, 2011, the Fund paid the investment manager $987,011 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager that was reimbursed by the Fund in the amount of $39,382 for the year ended December 31, 2011.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2011, totaled $956,138,248 and $1,077,035,666, respectively.

Transactions in options written during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2010	—	$—
Options written	14,438,208	845,825
Options expired	(5,816,208)	(124,848)
Options terminated in closing transactions	(4,350,000)	(332,765)
Options exercised	(4,272,000)	(388,212)
Options outstanding at December 31, 2011	—	$—

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2011	2010
Ordinary income	$87,510,252	$86,311,143
Long-term capital gain	—	6,756,319
Tax return of capital	36,284,032	—
Total dividends and distributions	$123,794,284	$93,067,462

As of December 31, 2011, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$2,167,522,010
Gross unrealized appreciation	$893,673,369
Gross unrealized depreciation	(709,269,431)
Net unrealized appreciation	184,403,938
Other cost basis adjustments	(56,078,512)
Total net unrealized appreciation	$128,325,426

The other cost basis adjustments are primarily attributable to unrealized depreciation on interest rate swaps and book to tax differences on partnership investments.

As of December 31, 2011, the Fund had a net capital loss carryforward of $150,839,270, of which $8,455,459 will expire on December 31, 2015 and $142,383,811 will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations. All of the net capital loss carryforward was acquired from the Fund's merger with Cohen & Steers REIT & Utility Income Fund, Inc. ("RTU") (See Note 10). Federal tax rules limit the Fund's use of these capital loss carryforwards. It is possible that all or a portion of these losses will not be able to be utilized prior to their expiration. In addition, the Fund incurred short-term capital losses of $1,357,164, long-term capital losses of $1,542,161 and net ordinary losses of $262,093 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2011, the Fund utilized net capital loss carryforwards of $18,422,166.

As of December 31, 2011, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, and partnership investments and permanent book/tax differences primarily attributable to foreign currency transactions, partnership investments, differing treatments on interest rate swaps and Fund distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $11,001,029, accumulated net realized loss was credited

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

$17,256,869 and accumulated undistributed net investment income was charged $6,255,840. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2011 and December 31, 2010, the Fund issued no shares of common stock for the reinvestment of dividends.

On December 14, 2011, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2012 through the fiscal year ended December 31, 2012. During the year ended December 31, 2011, the Fund did not effect any repurchases. During the year ended December 31, 2010, the Fund repurchased 587,239 Treasury shares of its common stock at an average price of $13.44 per share (including brokerage commissions) at a weighted average discount of 16.3%. These repurchases, which had a total cost of $7,892,925, resulted in an increase of $0.02 to the Fund's net asset value per share.

Note 6. Borrowings

The Fund has a $850,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a facility fee of 0.55% per annum (prior to May 19, 2011, the rate was 0.95%) on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily (effective February 1, 2012, the rolling term will be 360 days); however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2011, the Fund has outstanding borrowings of $800,000,000. During the year ended December 31, 2011, the Fund borrowed an average daily balance of $832,172,603 at a weighted average borrowing cost of 1.28%. As of December 31, 2011, the aggregate value of rehypothecated securities was $741,750,038. During the year ended December 31, 2011, the Fund earned $408,140 in fees from rehypothecated securities.

Note 7. Derivative Investments

The following tables present the value of derivatives held at December 31, 2011 and the effect of derivatives held during the year ended December 31, 2011, along with the respective location in the financial statements. The balance of outstanding interest rate swaps at December 31, 2011 is representative of the volume outstanding throughout the year ended December 31, 2011. The volume of activity for written options for the year ended December 31, 2011 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate contracts	Unrealized appreciation	—	Unrealized depreciation	$(30,008,449)
Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Depreciation
Interest rate contracts	Net Realized and Unrealized Gain (Loss)	$(16,747,325)	$(5,370,820)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$457,613	—

Note 8. Legal Proceedings

The Board of Directors of the Fund received a letter from a law firm on behalf of purported holders of the Fund's common shares demanding that the Board of Directors take action against the investment manager and the Fund's directors and officers to recover, for the benefit of the Fund, alleged damages related to such parties' alleged breaches of fiduciary duties related to the redemption of the Fund's auction preferred shares at their liquidation preference. In response to the demand letter, the Fund's Board of Directors established a committee of independent directors to investigate the claims, and the committee retained independent counsel to assist it in conducting its investigation (the "Special Committee").

Subsequently, the Fund was named as a nominal defendant in a putative shareholder derivative action captioned Gammon v. Cohen & Steers Capital Management, Inc., et al. filed in the Supreme Court of the State of New York, County of New York on August 26, 2010 (the "Complaint"). The Complaint, filed purportedly on behalf, and for the benefit, of the Fund, name as defendants the investment manager,

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Cohen & Steers, Inc., the investment manager's parent company, and the Fund's current officers, including the two Interested Directors (collectively, the "Defendants"), and name the Fund as a nominal defendant. The Complaint contains the same basic allegations contained in the demand letter and seeks a declaration that the investment manager and Fund officers have breached their fiduciary duties, indeterminate monetary damages in favor of the Fund and an award of plaintiffs' costs and disbursements in pursuing the action. In derivative actions, Maryland law requires a report to shareholders when indemnification or expense advances are provided to Directors. The respective Fund is hereby reporting that the Interested Directors, along with the other Defendants, received indemnification and expense advances with respect to the Complaint.

On November 1, 2010, after an extensive investigation conducted with the assistance of independent counsel, the Special Committee determined that the Fund should not pursue claims based on the allegations in the demand letter and rejected the demands made in the letter.

On April 14, 2011, Cohen & Steers, Inc. announced the voluntary dismissal by plaintiffs of the Complaint in its entirety with prejudice. The court approved the dismissal without any settlement or concessions by the Defendants or Fund.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Merger

On June 29, 2009, the Boards of Directors of the Fund and RTU approved a proposal, subject to approval by each fund's shareholders, in which RTU would merge with and into the Fund in accordance with Maryland General Corporation Law. The purpose of the transaction was to combine two funds managed by the investment manager with comparable investment objectives and strategies. On November 24, 2009, RTU's shareholders approved the merger. However, after multiple adjournments, the Fund failed to receive a sufficient number of votes to also approve the merger. On December 10, 2009, the Fund's Board of Directors determined that the merger remained in the best interest of shareholders and set new record and shareholder meeting dates of December 17, 2009 and February 26, 2010, respectively.

On February 26, 2010, the Fund's shareholders approved the merger with RTU and as of the close of business on March 12, 2010, the Fund acquired all the net assets of RTU with the investment portfolio constituting the principal asset. The acquisition was accomplished by a tax-free exchange of 58,858,135 shares worth $753,236,069 of RTU for 43,234,832 shares of the Fund. The net assets of RTU and the Fund immediately before the acquisition were $753,236,069 (including $26,115,833 of net unrealized appreciation) and $754,736,092, respectively. The combined net assets of the Fund immediately following the acquisition were $1,507,972,161. For financial reporting purposes, assets received and

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

shares issued by the Fund were recorded at fair value; however the cost basis of the investments received from RTU was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Merger related expenses, which were borne by the Fund, were approximately $507,000.

Assuming the acquisition had been completed on January 1, 2010, the Fund's pro-forma results of operations for the year ended December 31, 2010, are as follows:

Net investment income	$91,680,301
Net realized and unrealized gain	100,068,601
Net increase in net assets resulting from operations	$191,748,902

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of change in net assets attributable to RTU that have been included in the Fund's statement of operations.

Note 11. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-04, "Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011.

Note 12. Subsequent Events

Events and transactions occurring after December 31, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Infrastructure Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Infrastructure Fund, Inc. (the "Fund") at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2012

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2011) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (03/30/04)	One Year	Five Years	Since Inception (03/30/04)
4.88%	0.20%	7.64%	4.71%	0.76%	5.32%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

TAX INFORMATION—2011 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $74,301,181. Additionally, 19.7% of the ordinary dividends qualified for the dividends received deduction available to corporations.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the "Plan"). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by Computershare as agent (the "Plan Agent"). Effective January 1, 2012, Computershare acquired certain lines of business from The Bank of New York Mellon, who acted as plan agent prior to such date. All terms and conditions of the Plan remain unchanged. Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated, the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets

COHEN & STEERS INFRASTRUCTURE FUND, INC.

and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to Investment Policy

The Board of Directors approved revisions to the ratings criteria for determining whether a security is deemed investment grade or below investment grade. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB- by Moody's or S&P) or, if unrated, is judged to be investment grade by the investment manager.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Martin Cohen Age: 63	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Disinterested Directors

Michael G. Clark Age: 46	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	19	June 2011 to present

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 69	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Teluride Mountain Film Festival since 2010; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	19	2001 to present

George Grossman Age: 58	Director	Until next election of directors	Attorney-at-law	19	1993 to present

Richard E. Kroon Age: 69	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	19	2004 to present

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 68	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	19	2001 to present

Frank K. Ross Age: 68	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	19	2004 to present

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Willard H. Smith Jr. Age: 75	Director	—[6]	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	19	1996 to present

C. Edward Ward Jr. Age: 65	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	19	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

6  Effective December 31, 2011, Willard H. Smith Jr. retired from the Board of Directors in accordance with the mandatory retirement policy.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 47	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 48	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Robert S. Becker Age: 42	Vice President	Senior Vice President of CSCM since 2003. Prior to that, portfolio manager at Franklin Templeton Investments.	Since 2003

William F. Scapell Age: 44	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003

Yigal Jhirad Age: 47	Vice President	Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.	Since 2007

Francis C. Poli Age: 49	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 45	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

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Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Lisa D. Phelan Age: 43	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

William F. Scapell
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: UTF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

Annual Report December 31, 2011

Cohen & Steers Infrastructure Fund

UTFAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at cohenandsteers.com/downloads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s Audit Committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$51,200	$51,200
Audit-Related Fees	$0	$0
Tax Fees	$14,250	$14,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2011	2010

Registrant	$14,250	$14,250
Investment Advisor	$20,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., (the “Advisor” or “C&S”) and Cohen & Steers Europe S.A., Cohen & Steers Asia Limited and Cohen & Steers UK Limited (together, the “Subadvisors”) in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that C&S follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.              Objectives

Voting rights are an important component of corporate governance. The Advisor and the Subadvisors have three overall objectives in exercising voting rights:

A. Responsibility. The Advisor and Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and Subadvisors follow the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, the Advisor and Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, the Advisor and Subadvisors shall conduct itself in the same manner as if the Advisor and Subadvisors were the constructive owner of the securities.

•                  To the extent reasonably possible, the Advisor and Subadvisors shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  The Advisor and Subadvisors, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and Subadvisors may consider the views of third parties, the Advisor and Subadvisors shall never base a proxy voting decision solely on the opinion of a third party.

Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Advisor and Subadvisors may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.

While these guidelines will provide a framework for the Advisor and Subadvisors decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.

When new issues arise or old issues present nuances not encountered before, the Advisor and Subadvisors must be guided by their reasonable judgment to vote in a manner that the Advisor and Subadvisors deem to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in the Europe and Asia region.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.

For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Advisor and Subadvisors consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•                  Whether the nominee, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Advisor and Subadvisors believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee is believed by us to have a material conflict of interest with the portfolio company; and

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Advisor and Subadvisors vote on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. The Advisor and Subadvisors recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor and Subadvisors are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Advisor and Subadvisors vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Advisor and Subadvisors vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Advisor and Subadvisors vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor and Subadvisors vote against auditor indemnification and limitation of liability; however the Advisor and Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Advisor and Subadvisors recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor and Subadvisor oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. The Advisor and Subadvisors acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor and Subadvisors review on a case-by-case basis management proposals to ratify a poison pill. The Advisor and Subadvisors generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Advisor and Subadvisors vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, The Advisor and Subadvisors vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Advisor and Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors, although the Advisor and Subadvisors acknowledge that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, the Advisor and Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate our votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Advisor and Subadvisors generally support, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. the Advisor and Subadvisors votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor and Subadvisors recognize the importance on shareholder ability to call a special meeting, however, the Advisor and Subadvisors are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. The Advisor and Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor and Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor and Subadvisors recognize the importance of such proposals, the Advisor and Subadvisors are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Advisor and Subadvisors will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor and Subadvisors do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, Advisor and Subadvisor will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Advisor and Subadvisors vote for proposals that call for the board to be composed of a majority of independent directors. The Advisor and Subadvisors believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Advisor and Subadvisors vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Advisor and Subadvisors support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. The Advisor and Subadvisors vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Advisor and Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Advisor and Subadvisors generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor and Subadvisors would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Advisor and Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

The Advisor and Subadvisors also vote for management proposals to adopt confidential voting.

Bundled Proposals. The Advisor and Subadvisors review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Advisor and Subadvisors examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Advisor and Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and Subadvisors support such proposals.

Date/Location of Meeting. The Advisor and Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Advisor and Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor and Subadvisors may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti- takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor and Subadvisors.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•                  The size of the company;

•                  The shareholder base; and

•                  The liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor and Subadvisors vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Advisor and Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case- by-case basis.

In voting, the Advisor and Subadvisors consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor and Subadvisors will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

The Advisor and Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor and Subadvisors vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor and Subadvisor).

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and Subadvisors vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Advisor and Subadvisors feel that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders.

The Advisor and Subadvisors will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. The Advisor and Subadvisors will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. The Advisor and Subadvisors oppose the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Advisor and Subadvisors generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

401(k) Employee Benefit Plans. The Advisor and Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Advisor and Subadvisors support employee stock purchase plans, although the Advisor and Subadvisors generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Advisor and Subadvisors vote for shareholder proposals to expense fixed-price options.

Vesting. The Advisor and Subadvisors believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor and Subadvisors will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor and Subadvisors vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Advisor and Subadvisors will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Advisor and Subadvisors review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, the Advisor and Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, the Advisor and Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

The Advisor and Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor and Subadvisors support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and Subadvisors generally vote against proposals to adopt such charter provisions. The Advisor and Subadvisors feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Advisor and Subadvisors vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Advisor and Subadvisors vote for changing the corporate name.

Social Issues.

The Advisor and Subadvisors believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Advisor and Subadvisors do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Advisor and Subadvisors generally vote against these types of proposals, which are generally initiated by shareholders, unless the Advisor and Subadvisors believe the proposal has significant economic implications.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of December 31, 2011, is set forth below.

William F. Scapell	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.
• Vice President

• Portfolio manager since inception

Robert Becker	Senior vice president of C&S. Previously, co-portfolio manager for the Franklin Utilities Fund at Franklin Templeton Investments.
• Vice President

• Portfolio manager since inception

Ben Morton	Senior vice president of C&S.

• Portfolio manager since 2009

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2011, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	7	$6,640,047,000

• Other pooled investment vehicles	2	$7,340,002,000

• Other accounts	5	$522,559,000

Robert Becker

	Number of accounts	Total assets

• Registered investment companies	2	$2,425,896,000

• Other pooled investment vehicles	7	$584,125,000

• Other accounts	0	$0

Ben Morton

	Number of accounts	Total assets

• Registered investment companies	3	$2,741,444,000

• Other pooled investment vehicles	7	$584,125,000

• Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2011:

Dollar Range of Securities Owned
William F. Scapell	None
Robert Becker	None
Ben Morton	$1 - $10,000

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or Subadvisors, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and Subadvisors strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor and Subadvisors to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor or Subadvisors, as applicable, and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and Subadvisors however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and Subadvisors may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the S&P 1500 Utilities Index, Merrill Lynch Fixed Rate Preferred Index and other broad based indexes based on the asset classes managed by each portfolio manager.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time.  Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 8, 2012